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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) December 7, 1994

                  GENERAL AMERICAN TRANSPORTATION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           New York                        2-54754                        36-2827991
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 (State or other jurisdiction            (Commission                   (I.R.S. employer
      of incorporation)                  file number)                identification no.)

          500 West Monroe Street, Chicago, Illinois                         60661
           (Address of principal executive offices)                       (Zip Code)
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       Registrant's telephone number, including area code (312) 621-6200

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ITEM 7. (FINANCIAL STATEMENTS AND EXHIBITS)

     The following documents are being filed in connection with, and incorporated by reference into, the Registration Statement on Form S-3 (File No. 33-33073) of General American Transportation Corporation ("GATC"), declared effective on January 26, 1990 and the Registration Statement on Form S-3 (File No. 33-52301) of GATC, declared effective on February 25, 1994.

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EXHIBIT
NUMBER
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   1      -- Underwriting Agreement between GATC and the Underwriters named therein.
   4      -- Form of 8 5/8% Note due December 1, 2004.
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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                          GENERAL AMERICAN
                                            TRANSPORTATION CORPORATION

December 7, 1994                          By:            /s/ E. PAUL DUNN, JR.
                                                            E. Paul Dunn, Jr.
                                                                Treasurer

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